UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

Commission File Number:	Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02;	333-141703;	333-205455	333-141703-01;
333-167413;	333-167413-02;		333-167413-01;
333-191359;	333-191359-02;		333-191359-01;
333-205455-01	333-205455-02;		033-54804
000-23108

DISCOVER CARD	DISCOVER CARD	DISCOVER FUNDING	DISCOVER BANK
EXECUTION NOTE	MASTER TRUST I	LLC
TRUST

(Exact name of issuing	(Exact name of issuing	(Exact name of depositor as	(Exact name of sponsor as
entity in respect of the notes	entity in respect of the	specified in charter)	specified in charter)
as specified in charter)	Series 2007-CC Collateral
Certificate)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of	(State or jurisdiction of	(State or jurisdiction of	(State or jurisdiction of
incorporation or	incorporation or	incorporation or	incorporation or
organization	organization	organization	organization
of the issuing entity)	of the issuing entity)	of the depositor)	of the sponsor)

c/o Wilmington Trust	c/o Discover Bank	Discover Funding LLC	Discover Bank
Company	12 Read’s Way	12 Read’s Way	12 Read’s Way
Rodney Square North	New Castle, Delaware	New Castle, Delaware	New Castle, Delaware
1100 North Market Street	19720	19720	19720
Wilmington, Delaware
19890-0001

(Address of principal	(Address of principal	(Address of principal	(Address of principal
executive offices of the	executive offices of the	executive offices of the	executive offices of the
issuing entity)	issuing entity)	depositor)	sponsor)
51-0020270
(IRS Employer Identification No. of
the sponsor)

47-4047337
(IRS Employer Identification No. of
the depositor)

(302) 323-7315
(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

__________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

     Prior to January 1, 2016, Discover Bank transferred Discover card receivables existing in designated accounts directly to Discover Card Master Trust I (the “Trust”). On and after such date, Discover Bank began and will continue to instead transfer such receivables to Discover Funding LLC pursuant to the Receivables Sale and Contribution Agreement, dated December 22, 2015, between Discover Bank and Discover Funding LLC. Discover Funding LLC has and will continue to transfer the receivables it receives from Discover Bank to the Trust pursuant to the Third Amended and Restated Pooling and Servicing Agreement dated as of December 22, 2015, as amended (the “Pooling and Servicing Agreement”), between Discover Bank, Discover Funding LLC and U.S. Bank National Association, as Trustee. Capitalized terms used in this Item 8.01 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement, which is on file with the SEC.

     As of July 1, 2016 (the “Addition Date”), Discover Funding LLC, as the holder of the Transferor Certificate, designated certain Discover Card accounts (the “Additional Accounts”) originated by Discover Bank to be added to the Trust as accounts pursuant to Section 2.10(b) of the Pooling and Servicing Agreement. The Additional Accounts were selected in a random manner intended to produce a representative sample of all Discover Card accounts not segregated from the Discover Card portfolio as of the Addition Date. The Additional Accounts had an aggregate total receivables balance of $3,558,000,809.04 as of the opening of business on the Addition Date.

     As of September 30, 2016, the Receivables in the Accounts designated for the Trust totaled $30,380,425,169.24 and the total number of Accounts was 16,046,897. Also, as of September 30, 2016, the average account balance was $3,058 (using 9,935,883 active accounts designated for the Trust for which cardmembers had a balance, a monetary transaction, or authorization within the past month), and the average credit limit was $11,043.

A.	Current Composition and Distribution of the Accounts

     In this Section A, we have set forth additional information below about the Accounts that are designated for the Trust.

     Geographic Distribution. As of September 30, 2016, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

Percentage of
State	Total Receivables
Texas	8.4%
California	8.1%
New York	6.5%
Illinois	5.8%
Florida	5.8%
Pennsylvania	5.3%
Ohio	4.5%
New Jersey	3.7%
Michigan	3.0%

Other States	48.9%
Total	100.0%

     Since the largest amounts of outstanding Receivables were with cardmembers whose billing addresses were in Texas, California, New York, Illinois, Florida, Pennsylvania, Ohio, New Jersey and Michigan, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the Receivables.

     Credit Limit Information. As of September 30, 2016, the Accounts had the following credit limits:

	Receivables	Percentage		Percentage
	Outstanding	of Total	Number of	of Total
Credit Limit	($000’s)	Receivables	Accounts	Accounts
Less than or equal to $5,000.00	$1,530,426	5.0%	2,619,971	16.3%
$5,000.01 to $10,000.00	$5,006,975	16.5%	4,231,241	26.4%
$10,000.01 to $15,000.00	$8,767,951	28.9%	6,168,228	38.4%
Over $15,000.00	$15,075,073	49.6%	3,027,457	18.9%
Total	$30,380,425	100.0%	16,046,897	100.0%

     Account Balance Information. As of September 30, 2016, the Accounts had the following balances:

	Receivables	Percentage		Percentage
	Outstanding	of Total	Number of	of Total
Account Balance	($000’s)	Receivables	Accounts	Accounts
Credit Balance	$(32,602)	-0.1%	428,576	2.7%
No Balance	$-	0.0%	6,699,985	41.8%
$0.01 to $5,000.00	$8,469,315	27.9%	6,758,361	42.1%
$5,000.01 to $10,000.00	$8,916,668	29.4%	1,240,535	7.7%
$10,000.01 to $15,000.00	$7,275,039	23.9%	593,668	3.7%
Over $15,000.00	$5,752,005	18.9%	325,772	2.0%
Total	$30,380,425	100.0%	16,046,897	100.0%

Seasoning. As of September 30, 2016, 97.6% of the Accounts were at least 24 months old.

The ages of the Accounts as of September 30, 2016 were distributed as follows:

	Percentage of	Percentage of
Age of Accounts	Total Accounts	Total Receivables
Less than 12 Months	1.0%	1.0%
12 to 23 Months	1.4%	1.4%
24 to 35 Months	1.3%	1.4%
36 to 47 Months	1.0%	1.1%
48 to 59 Months	1.0%	1.1%
60 Months and Greater	94.3%	94.0%
Total	100.0%	100.0%

     Delinquency Information. As of September 30, 2016, the Accounts in the Trust had the following delinquency statuses:

Receivables	Percentage
Outstanding	of Total

Delinquency Status	($000	’s)	Receivables
Total Receivables	$30,380,425		100.00%

Receivables Delinquent:
30 to 59 Days	$147,234		0.48%
60 to 89 Days	$104,472		0.34%
90 to 119 Days	$80,684		0.27%
120 to 149 Days	$66,109		0.22%
150 to 179 Days	$60,010		0.20%
180 Days and Greater	$-		0.00%
Total Delinquent	$458,509		1.51%

			Percentage
	Number of		of Total
Delinquency Status	Accounts		Accounts
Total Accounts	16,046,897		100.00%

Accounts Delinquent:
30 to 59 Days	23,218		0.14%
60 to 89 Days	15,529		0.10%
90 to 119 Days	11,378		0.07%
120 to 149 Days	9,100		0.06%
150 to 179 Days	7,817		0.05%
180 Days and Greater	-		0.00%
Total Delinquent	67,042		0.42%

     Distribution of the Accounts by FICO® Score. A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair Isaac Corporation to determine the likelihood that credit users will pay their bills. Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO® scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, Discover Bank uses a FICO® score as reported by one particular credit bureau. Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by Discover Bank. FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation.

     FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify. Discover Bank does not use standardized credit scores, such as a FICO® score, alone to determine the credit limit or other terms that are approved or applied on an account. Rather, a FICO® score is one of many factors used by Discover Bank to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account. To the extent available, FICO® scores are generally obtained at origination of the account and monthly or quarterly thereafter. Because the composition of the Accounts designated for the Trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the Accounts or the composition of the accounts in the Trust at any specific time thereafter.

    The following table reflects the Receivables as of September 30, 2016, and the composition of Accounts by FICO® score as refreshed during September 2016:

	Receivables
	Outstanding	Percentage of
FICO® Credit Score Range(1)	($000)	Total Receivables
No Score	$70,758	0.23%
Less than 600	$1,150,117	3.78%
600 to 659	$3,064,383	10.09%
660 to 719	$9,304,199	30.63%
720 and above	$16,790,968	55.27%
Total	$30,380,425	100.00%

FICO® is federally registered service mark of Fair Isaac Corporation.

B.	Payment and Balance Reduction Rates

     In this Section B, we have set forth additional information regarding payment and other balance reduction experience of the Accounts for the noted periods.

     Minimum Monthly Payment and Full Balance Payment Rates. Discover Bank calculates the monthly rate of cardmembers that made payments equal to the contractual monthly minimum payment due (but less than full payment), and the monthly rate of cardmembers that paid the full balance per their statement as a percentage of the total Accounts in each case as of the beginning of the month. The rates below are the monthly rates for the Accounts of the month ended September 30, 2016.

Month
Ended
September 30, 2016
Minimum Payment(1)	8.03%
Full Balance Payment(1)	23.84%

(1) Beginning with rates reported for the month ended June 2016, cardmembers that made a contractual minimum payment due that was also equal to the full balance per their statement are now reflected in the Full Balance Payment Rate.
Prior to June 2016, such payments were reflected in the rate for minimum payments. This change resulted in a decrease in the Minimum Payment Rate and an increase in the Full Balance Payment Rate of approximately 2.75% for the month ended June 2016.

     Balance Reductions. The Accounts designated for the Trust may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. As of the nine months ended September 30, 2016, the average monthly balance reduction rate for the Accounts designated for the Trust attributable to such refunds, returns and cardmember fraud was 0.62%.

C.	Static Pool Information

     The following tables set forth static pool information for the receivables in the Trust for the periods shown. Performance data presented in this Section C reflects only the performance of the accounts that were designated for the Trust during or prior to the specified time period, starting from the date such account was designated for the Trust. On the Addition Date, the depositor caused Discover Bank to designate certain Discover Card accounts originated by Discover Bank, having an aggregate total receivables balance of approximately $3.6 billion as of the opening of business on the Addition Date, to be added to the Trust. The Additional Accounts were selected in a random manner intended to produce a representative sample of all Discover Card accounts not segregated from the Discover Card portfolio as of the Addition Date. Prior to the account addition described in the preceding sentences, additional accounts were last designated to the Trust as of October 1, 2008.

As used in this Section C:

  Total Receivables Outstanding represents any amounts owed by the obligor, including, without limitation, amounts owed due to cash advances, finance charges, fees, other charges and as payment for goods and services. Total Receivables Outstanding does not include amounts owed under a charged-off account.
  Total Receivables 30+ Days Delinquent includes principal, finance charges and fees/other charges owed by obligors who are at least 30 days past due.
  Principal Receivables Outstanding includes all receivables other than Finance Charge Receivables.
  Finance Charge Receivables includes the net amount billed during the month as periodic finance charges, fees and other charges, in each case, net of write-offs.
  Net Principal Charge-Offs equals the amount of principal receivables in accounts that became charged-off accounts, net of collections received on previously charged-off principal receivables.
  Total Payments equals all payments made by or on behalf of the obligors on the accounts received in respect of the Total Receivables Outstanding.
  Finance Charges and Fees represents the net amount billed in the prior month as periodic finance charges, cash advance item charges, late and other fees, in each case, net of write-offs and including any recoveries of such amounts.
  Origination Year is the calendar year in which the account was opened.

Total Receivables Outstanding ($000’s)(1)

	As of
	September 30,		As of December 31,
Origination Year	2016	2015	2014	2013	2012
2016	$217,265
2015	$454,997	$0
2014	$416,437	$0	$0
2013	$333,767	$0	$0	$0
2012	$331,344	$0	$0	$0	$0
2011 and prior	$28,626,615	$28,873,471	$30,335,279	$31,111,706	$34,782,498
Total	$30,380,425	$28,873,471	$30,335,279	$31,111,706	$34,782,498

(1) Additional accounts were last designated for the Trust as of July 1, 2016, with the previous such designation as of October 1, 2008.

30+ Days Delinquency Rates(1)

Delinquency rates are calculated by dividing Total Receivables 30+ Days Delinquent for accounts in an Origination Year by the Total Receivables Outstanding for such Origination Year, both as of the end of the applicable period.

	As of
	September 30,		As of December 31,
Origination Year	2016	2015	2014	2013	2012
2016	1.56%
2015	2.82%	0.00%
2014	3.50%	0.00%	0.00%
2013	3.26%	0.00%	0.00%	0.00%
2012	2.63%	0.00%	0.00%	0.00%	0.00%
2011 and prior	1.43%	1.37%	1.48%	1.55%	1.75%
Total	1.51%	1.37%	1.48%	1.55%	1.75%

(1) Additional accounts were last designated for the Trust as of July 1, 2016, with the previous such designation as of October 1, 2008.

Principal Receivables Outstanding – Average Beginning of Month Balances ($000’s)(1)

	Nine Months
	Ended
	September 30,		As of December 31,
Origination Year	2016	2015	2014	2013	2012
2016	$66,371
2015	$151,602	$0
2014	$135,171	$0	$0
2013	$108,581	$0	$0	$0
2012	$108,609	$0	$0	$0	$0
2011 and prior	$27,787,534	$28,296,628	$29,320,054	$31,721,168	$32,913,233

Total	$28,357,868	$28,296,628	$29,320,054	$31,721,168	$32,913,233

(1) Additional accounts were last designated for the Trust as of July 1, 2016, with the previous such designation as of October 1, 2008.

Net Charge-Off Rates(1)

Monthly net charge-off rates are calculated for each Origination Year by dividing the Net Principal Charge-Offs for each month by Principal Receivables Outstanding as of the beginning of the month multiplied by twelve. The rates below are the average of the monthly net charge-off rates for the periods indicated.

	Nine Months
	Ended
	September 30,		Twelve Months Ended December 31,
Origination Year	2016	2015	2014	2013	2012
2016	0.53%
2015	4.14%	0.00%
2014	5.50%	0.00%	0.00%
2013	5.25%	0.00%	0.00%	0.00%
2012	4.34%	0.00%	0.00%	0.00%	0.00%
2011 and prior	1.60%	1.64%	1.76%	1.89%	2.40%
Total	1.65%	1.64%	1.76%	1.89%	2.40%

(1) Additional accounts were last designated for the Trust as of July 1, 2016, with the previous such designation as of October 1, 2008. Because the Additional Accounts designated on July 1, 2016 did not include any charged-off accounts, as of September 30, 2016, very few accounts in origination years 2012 through 2016 have become charged-off accounts since designation and therefore, the number of accounts from which recoveries are generated is very limited. Net charge-off rates shown for accounts in these origination years do not reflect the benefit of recovery rates that are comparable to accounts that have been designated previously.

Monthly Payment Rates(1)

Monthly payment rates are calculated for each Origination Year by dividing Total Payments for each month by Receivables Outstanding as of the beginning of the month. The rates below are the average of the monthly payment rates for the periods indicated.

	Nine Months
	Ended
	September 30,		Twelve Months Ended December 31,
Origination Year	2016	2015	2014	2013	2012
2016	16.56%
2015	17.52%	0.00%
2014	15.39%	0.00%	0.00%
2013	15.05%	0.00%	0.00%	0.00%
2012	14.31%	0.00%	0.00%	0.00%	0.00%
2011 and prior	22.90%	22.93%	22.80%	22.59%	22.55%
Total	22.76%	22.93%	22.80%	22.59%	22.55%

(1) Additional accounts were last designated for the Trust as of July 1, 2016, with the previous such designation as of October 1, 2008.

Yield(1)

Monthly yield rates are calculated for each Origination Year by dividing the Finance Charges and Fees for each month by Principal Receivables Outstanding as of the beginning of the month multiplied by twelve. The rates below are the average of the monthly yields for the periods indicated. The table below also sets forth the total average yield including interchange for the total Trust. Interchange amounts are not available per Origination Year.

	Nine Months
	Ended
	September 30,		Twelve Months Ended December 31,
Origination Year	2016	2015	2014	2013	2012
2016	2.14%
2015	6.84%	0.00%
2014	15.91%	0.00%	0.00%
2013	15.68%	0.00%	0.00%	0.00%
2012	15.11%	0.00%	0.00%	0.00%	0.00%
2011 and prior	14.18%	14.04%	14.05%	14.08%	14.42%
Total Average Yield	14.14%	14.04%	14.05%	14.08%	14.42%
Total Average Yield
Including Interchange	18.33%	18.21%	18.18%	18.19%	18.59%

(1) Additional accounts were last designated for the Trust as of July 1, 2016, with the previous such designation as of October 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 17, 2016

Discover Funding LLC
(as Depositor for Discover Card Master Trust I
and Discover Card Execution Note Trust and as
registrant under Commission File Number 333-
205455)

By: /s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and
Treasurer

Discover Bank
(as registrant under Commission File Numbers
333-141703-01, 333-167413-01 and 333-191359-
01)

By: /s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and
Assistant Treasurer